Other Assets	12 Months Ended
Mar. 31, 2016
Deferred Costs Capitalized Prepaid And Other Assets Disclosure [Abstract]
Other Assets

NOTE 9: —OTHER ASSETS

	March 31,
	2016	2015
Prepayment of land leased from Israel Land Administration (1)	$14,038	$14,273
Intangible assets and deferred costs, net	8,334	13,204
Goodwill	7,198	7,206
Deferred income taxes	4,007	4,153
Severance pay fund (2)	1,873	1,770
Other	356	112
	$35,806	$40,718

Certain prior year amounts have been reclassified to conform to current year presentation.

(1)

The ILA lease agreements are standard agreements covering substantial portions of the land of Israel.  The standard agreements call for a Lease Period of 49 years, with an option for one additional Lease Period (i.e., total of 98 years).  ).  A majority of the Company’s leases are in the beginning of the second 49 year period, and the remaining leases still in the first 49 year period have the option for the one additional lease period. This amount was prepaid.  See Note 2.j.

(2)

Under Israeli law, the Company and its Israeli subsidiary are required to make severance or pension payments to dismissed employees and to employees terminating employment under certain other circumstances.  Deposits are made with a pension fund or other insurance plans to secure pension and severance rights for the employees in Israel.  These amounts represent the balance of the deposits in those funds (including profits) that will be used to cover the Company’s severance obligations.  See Note 12.b.

The Company’s non-Israeli subsidiaries maintain defined contribution retirement savings plans covering substantially all of their employees.  Under the plans, contributions are based on specific percentages of pay and are subject to statutory limits.  The subsidiaries’ matching contribution to the plan was $958, $976 and $1,075 for the years ended March 31, 2016, 2015 and 2014, respectively.

	Years ended March 31,
	2016	2015	2014
Pension, retirement savings and severance expenses	$5,217	$5,979	$6,140